EXHIBIT 99.4

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registation Statement on Form S-3 (No. 333-49543, No. 333-12255, No. 333-12257, No. 333-31569, No. 333-31574 and No. 333-43047) of
Sinclair Broadcast Group, Inc. (the "Company") of our report dated March 25, 1996 relating to the financial statements of Sullivan Broadcasting Company, Inc. and Subsidiaries for the year ended December 31, 1995, which appears in the Company's Current Report on Form 8-K/A dated December 2, 1997 (filed April 8,
1998). We also consent to the reference to us under the heading "Experts" in such Prospectus.

                                        /s/ Price Waterhouse LLP

Boston, Massachusetts
April 8, 1998